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                                                                    Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB of MidCarolina Financial Corporation (the "Company") for the quarter ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                                       MIDCAROLINA FINANCIAL CORPORATION


Date: May 13, 2003                     By: /s/ Randolph J. Cary, Jr.
                                           -------------------------------------
                                           Randolph J. Cary, Jr.
                                           President and Chief Executive Officer


Date: May 13, 2003                     By: /s/ David B. Spencer
                                           -------------------------------------
                                           David B. Spencer
                                           Chief Financial Officer